UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2010

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 125, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Southwestern Energy Company (the “Company”) was held on May 18, 2010.

At the Annual Meeting, the stockholders elected each of the following individuals to serve on the Board of Directors for a term of one year, or until his successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows:

LEWIS E EPLEY JR	FOR:	265,172,278
	WITHHELD:	14,167,759
	NONVOTES:	20,515,400

ROBERT L HOWARD	FOR:	264,768,441
	WITHHELD:	14,571,596
	NONVOTES:	20,515,400

HAROLD M KORELL	FOR:	262,658,678
	WITHHELD:	16,681,360
	NONVOTES:	20,515,400

VELLO A KUUSKRAA	FOR:	269,549,094
	WITHHELD:	9,790,944
	NONVOTES:	20,515,400

KENNETH R MOURTON	FOR:	264,928,487
	WITHHELD:	14,411,551
	NONVOTES:	20,515,400

STEVEN L MUELLER	FOR:	264,135,511
	WITHHELD:	15,204,526
	NONVOTES:	20,515,400

CHARLES E SCHARLAU	FOR:	244,866,697
	WITHHELD:	34,473,340
	NONVOTES:	20,515,400

In addition, the following proposals were voted at the Annual Meeting:

The ratification of the appointment of PricewaterhouseCoopers to serve as the Company’s independent registered public accounting firm for 2010 was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

FOR:	295,636,094
AGAINST:	4,122,469
ABSTAIN:	96,875
NONVOTES:	0

The amendment of the Company’s certificate of incorporation as set forth in Exhibit B to the proxy statement and to increase the number of authorized shares of common stock of the Company to 1,250,000,000 shares was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

FOR:	196,123,523
AGAINST:	103,480,891
ABSTAIN:	251,023
NONVOTES:	0

The request that the Board of Directors initiate the appropriate process to amend the Company’s corporate governance documents to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

FOR:	139,881,500
AGAINST:	138,402,455
ABSTAIN:	1,056,082
NONVOTES:	20,515,400

The request that the Company provide a report, updated semi-annually, disclosing the Company’s political contributions and expenditures policies and procedures and monetary and non-monetary political contributions was not approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

FOR:	70,138,792
AGAINST:	135,424,825
ABSTAIN:	73,776,421
NONVOTES:	20,515,400

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: May 19, 2010	By:	/s/ GREG D. KERLEY
	Name:	Greg D. Kerley
	Title:	Executive Vice President and
Chief Financial Officer